UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

MMA CAPITAL MANAGEMENT, LLC
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MMA Capital Management, LLC

3600 O’Donnell Street, Suite 600
Baltimore, Maryland 21224
T 443.263.2900 F 410.727.5387
www.mmacapitalmanagement.com

September _____, 2018

Dear fellow shareholder:

You are cordially invited to attend the special meeting of shareholders of MMA Capital Management, LLC (the “Company”) to be held on __________, November _____, 2018, at 1:00 p.m. Eastern time, at the offices of Gallagher Evelius & Jones, LLP, 218 N. Charles Street, Suite 400, Baltimore, Maryland 21201.

At the meeting, you will be asked to vote on a proposal seeking approval to convert the Company from a Delaware limited liability company to a Delaware corporation and a proposal to adjourn the meeting if necessary to solicit additional proxies if we have not received sufficient votes in favor of the conversion. We recommend that you approve these proposals for the following reasons.

As we have searched for ways to improve shareholder value and increase our share price, we noted that there were certain institutional investors that could not buy shares in a limited liability company and that there were certain indices, in particular the Russell indices, that could not include limited liability companies. After studying the matter, the Board concluded that if we were to convert our form of organization from a limited liability company to a corporation, we would be eligible for inclusion in certain indices, including, in particular, the Russell 2000 index, and our shares would be eligible for purchase by certain institutional investors who could not purchase our shares so long as we remained a limited liability company. In addition, if our shares were included in an index, certain mutual funds and exchange traded funds might be required to buy our shares as a result of their obligation to mimic the index. We concluded that being a corporation might therefore increase our market exposure, our investor base, our trading volume, and ultimately our share price. We are already taxed as a corporation for federal income tax purposes.

We are pleased to utilize the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice will also provide information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources.

I look forward to seeing you at the meeting.

Sincerely,

Francis X. Gallagher, Jr.
Chairman of the Board

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the special meeting, you may submit your proxy and voting instructions via the Internet or by telephone, or, if you receive a paper proxy card and voting instructions by mail, you may vote your shares by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page ii of the Proxy Statement for a description of these voting methods. Under applicable regulations, if you have not given your broker specific instructions to do so, your broker will NOT be able to vote your shares. If you do not provide voting instructions via the Internet, by telephone or by returning a proxy card or voting instruction card, your shares will not be voted. We strongly encourage you to vote.

MMA CAPITAL management, LLC

3600 O’Donnell Street, Suite 600

Baltimore, Maryland 21224

_________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________________________

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of MMA Capital Management, LLC (the “Company”) will be held on [_______________], 2018 at 1:00 p.m. Eastern time, at the offices of Gallagher Evelius & Jones, LLP, 218 N. Charles Street, Suite 400, Baltimore, Maryland 21201 for the following purposes:

•	to approve the conversion of the Company from a Delaware limited liability company to a Delaware corporation;

•	to approve the adjournment of the special meeting from time to time, if necessary, as determined by the Company, to solicit additional proxies in favor of the proposal to convert the Company from a Delaware limited liability company to a Delaware corporation; and

•	to transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.

The foregoing may be considered or acted upon at the meeting or at any adjournment or postponement thereof.

Holders of common shares of record on the books of the Company at the close of business on [_____________], 2018, will be entitled to vote on all matters that may come before the meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the special meeting, please vote as soon as possible. As an alternative to voting in person at the special meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page ii of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the special meeting. If you decide to attend the special meeting and wish to change your proxy vote, you may do so automatically by voting in person at the special meeting.

Secretary

/s/ J. Brooks Martin
Baltimore, Maryland

[INTENTIONALLY LEFT BLANK]

MMA CAPITAL management, LLC

3600 O’Donnell Street, Suite 600

Baltimore, Maryland 21224

PROXY STATEMENT

___________________________

SPECIAL MEETING OF SHAREHOLDERS

[___________], 2018

This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors (the “Board”) of MMA Capital Management, LLC, a Delaware limited liability company (“we”, “us”, “our”, “MMA” or the “Company”), of proxies to be voted at our special meeting of shareholders to be held [______________], 2018, at 1:00 p.m. Eastern time at the offices of Gallagher Evelius & Jones, LLP, 218 N. Charles Street, Suite 400, Baltimore, Maryland 21201, including any and all adjournments or postponements of the meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDERS MEETING TO BE HELD ON ________________, 2018. This proxy statement, the accompanying proxy card or voting instruction card and our periodic filings with the Securities and Exchange Commission (“SEC”) are available at www.mmacapitalmanagement.investorroom.com.

The cost of this solicitation of proxies will be borne by us. Solicitation, commencing on or about September [__], 2018 will be made by use of the mails, telephone and fax, by our external manager’s employees without additional compensation. The Company also intends to use the services of Broadridge Investor Communications Solutions, Inc. to answer shareholder questions and assist in the collection of proxy votes.  For such services, the Company expects to pay market rates which are based on the amount of shareholder contact involved.

Voting Rights

Only holders of record of our common shares on [_____________], 2018, the record date, will be entitled to vote at the special meeting. Each holder of record will be entitled to one vote on each matter for each common share held on the record date. The share transfer books will not be closed. On the record date, there were [XX] common shares outstanding. A majority of the issued and outstanding common shares (or [XX] common shares) must be present or represented by proxy at the special meeting in order to have a quorum. Persons voting by proxy will be deemed present at the meeting even if they abstain from voting on any or all of the proposals presented for shareholder action. Broker non-votes will not be counted for purposes of establishing a quorum. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the special meeting but does not vote on a particular proposal, because that holder does not have discretionary voting power with respect to those proposals if it has not received instructions from the beneficial owner.

The proposal for the Company to convert to a Delaware corporation will be approved if a majority of the common shares outstanding vote for the proposal at a meeting at which a quorum is present. Abstentions and broker non-votes will have the same effect as a vote against the proposal in the determination of whether the proposal has received the vote of a majority of the common shares outstanding. The proposal to adjourn the special meeting will be approved if it receives the approval of a majority of the common shares present or represented by proxy and voted at a meeting at which a quorum is present. Abstentions will have the same effect as a vote against the proposal to adjourn the special meeting. Broker non-votes will have no effect on the determination of whether the proposal to adjourn the special meeting has received the vote of the common shares present or represented by proxy and voting at the meeting.

If the persons present or represented by proxy at the special meeting constitute the holders of less than a majority of the issued and outstanding common shares as of the record date, the special meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. The inspector of elections appointed for the special meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

i

Internet Availability of Proxy Materials

In accordance with Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders for our meeting. Consequently, our shareholders will not receive paper copies of our proxy materials unless they request paper copies by following the instructions in the Notice of Internet Availability of Proxy Materials. On September __, 2018, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including this proxy statement. The Notice of Internet Availability of Proxy Materials also contains instructions for accessing your proxy card to be able to vote via the Internet or by telephone.

Internet distribution of our proxy materials is designed to make the proxy distribution process more efficient and less costly and to help conserve natural resources. However, if you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on such notice.

Admission to Meeting

You are entitled to attend the special meeting if you were a holder of record or a beneficial owner of our common shares as of [_____________], 2018, the record date, or you hold a valid legal proxy for the special meeting. If you are a holder of record, you may be asked to present valid picture identification, such as a driver’s license or passport, for admission to the special meeting.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you may be asked to provide proof of beneficial ownership as of the record date, such as a brokerage account statement, a copy of the Notice of Internet Availability or voting instruction form provided by your bank, broker or other holder of record, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the special meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot at the special meeting.

Recommendations of the Board of Directors

Our Board of Directors recommends that you vote:

•	FOR the conversion of the Company to a Delaware corporation.

•	FOR adjournment of the special meeting from time to time, if necessary, to solicit additional proxies.

Voting via the Internet, by Telephone or by Mail

For holders whose shares are registered in their own names, as an alternative to voting in person at the special meeting, you may vote via the Internet, by telephone or, for those shareholders who request and receive a paper proxy card in the mail, by mailing a completed proxy card. The Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone. For those shareholders who request and receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those shareholders who request and receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the special meeting in the manner you direct. In the event that you return a signed proxy card (by mail or via the Internet) on which no directions are specified, your shares will be voted FOR the proposal to convert the Company to a Delaware corporation, FOR adjournment of the special meeting from time to time, if necessary, to solicit additional proxies, and in the discretion of the proxy holders as to any other matters that may properly come before the special meeting or any postponement or adjournment of the special meeting.

ii

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that you must follow in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the voting instruction card supplied by them in the addressed, postage paid envelope provided.

Revocation of Proxies

You may revoke or change a previously delivered proxy at any time before the special meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to MMA Capital Management, LLC’s Secretary at our principal executive offices before the beginning of the special meeting. You also may revoke your proxy by attending the special meeting and voting in person, although attendance at the special meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the special meeting if you obtain a legal proxy as described under “Admission to Meeting” above.

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PROPOSAL

APPROVAL OF THE CONVERSION OF MMA CAPITAL MANAGEMENT, LLC FROM A

DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION

Background

We were organized in 1996 as a limited liability company with “pass-through” taxation. Pass-through taxation means that our income was passed through to our shareholders for federal income tax purposes such that our shareholders, and not the Company, paid taxes on our income.

We were organized this way because our original business was the origination, purchase and holding of tax-exempt mortgage revenue bonds for the purpose of financing affordable housing. Because the bonds generated tax-exempt income, and we wanted our shareholders to have the benefit of that tax-exempt income, we chose to be organized as a “pass-through” entity for federal income tax purposes. This enabled us to pay a dividend to our shareholders which was tax-exempt for federal income tax purposes. Limited liability companies are eligible for “pass-through” taxation, but publicly-held corporations are not, so we therefore chose to be a limited liability company.

This business model worked well for us until the Great Recession, at which time we were forced to eliminate our dividend and sell off many of our assets and businesses. The sales of these assets and businesses resulted in the Company having significant net operating losses in its corporate subsidiaries. As we recovered, we began to realize taxable income. Because we were still a “pass-through” entity, but were not paying a dividend, there was a risk our income would be passed through to our shareholders and that our shareholders would have to pay the taxes on that income without having the benefit of a dividend. In order to avoid passing through taxable income to our shareholders and to most efficiently use our net operating losses to offset our taxable income, we determined in 2013 to convert to a corporation for federal income tax purposes. This conversion was effected by an election with the Internal Revenue Service and applies only to our federal income tax attributes. It had no effect on our form of organization, which remained a Delaware limited liability company.

As our Board has searched for ways to improve shareholder value and increase our share price, we noted that there were certain institutional investors that could not buy shares in a limited liability company and that there were certain indices, in particular the Russell indices, that could not include limited liability companies. After studying the matter, the Board concluded that if we were to convert our form of organization from a limited liability company to a corporation, we would be eligible for inclusion in certain indices, including, in particular, the Russell 2000 index, and our shares would be eligible for purchase by certain institutional investors who could not purchase our shares so long as we remained a limited liability company. In addition, if our shares were included in an index, certain mutual funds and exchange traded funds might be required to buy our shares as a result of their obligation to mimic the index. We concluded that being a corporation might therefore increase our market exposure, our investor base, our trading volume, and ultimately our share price.

We further concluded that such a change would have no significant impact on our governance, operations, or the rights of our shareholders. We reached this conclusion because, ever since our formation as a limited liability company, we have nonetheless, always operated with a corporate style of governance. Specifically, we are managed by a board of directors organized and elected, and having the same powers as, the board of a corporation. Although the owners of the equity interests in a limited liability company are technically members, we have since inception treated our members as common shareholders and our membership interests as common shares. Our common shares have similar attributes and trade in a similar fashion to the common shares of corporations. In our view, except that we are governed by the Delaware Limited Liability Company Act (the “LLC Act”) instead of the Delaware General Corporation Law (the “DGCL”), we have been, for all intents and purposes, operating as a corporation.

Accordingly, we view the proposed conversion as substantially non-substantive. We propose to maintain all of our corporate governance attributes including the composition, election and operation of our board of directors and the voting rights of our shareholders. If the conversion is approved, the Board will adopt a Certificate of Incorporation and Bylaws, which will replace our Limited Liability Company Operating Agreement. The proposed Certificate of Incorporation and Bylaws are attached as Appendix I to this proxy statement and are intended, except as noted, to be substantially identical to our Limited Liability Company Operating Agreement. Under the LLC Act and our Limited Liability Company Operating Agreement, appraisal rights are not available to our shareholders with respect to this proposal.

Below we present a summary of the proposed Certificate of Incorporation and Bylaws to be adopted by the Board if the conversion is approved, and we explain those provisions which differ from our Limited Liability Company Operating Agreement, nearly all of which are due to differences between the LLC Act and the DGCL.

Summary of our Proposed Certificate of Incorporation and Bylaws

General

Because we propose to convert to a Delaware corporation, and we are currently a Delaware limited liability company, our state of organization will not change. As part of this transaction, we are changing our name to MMA Capital Holdings, Inc. to reflect the fact that we are now externally managed and that we hold our investments, but our external manager originates or otherwise procures those investments for us.

The Company continues to be organized for the purposes of investing in or engaging in activities related to investments in bonds and real estate assets including investing in entities which invest in bonds and real estate assets pursuant to investment criteria established by the Board from time to time. The Company also continues to have among its purposes the right to invest in any other type of investment and to engage in any lawful act for which corporations may be organized under the law.

The Company will have all powers available to corporations under the law, including all the powers that the Company had as a limited liability company. Our Certificate of Incorporation and our Bylaws will govern our operations.

While we may make any investment as a matter of our legal purposes and powers under our proposed Certificate of Incorporation, our Board will continue to decide what those investments will be. As we have announced in our most recent quarterly filings, our present intent is to invest in debt associated with real estate and infrastructure, and to focus on investments with attractive risk adjusted returns that generate positive environmental or social impacts.

Our Shares

The Company will continue to be authorized to issue common shares, and if the proposal is approved, all of our existing common shares will be converted on a 1 for 1 basis to shares of common stock of the corporation. All of the voting and economic attributes of our common shares will remain the same. Shareholders are referred to as stockholders under the DGCL.

The LLC Act does not require our Limited Liability Company Operating Agreement to set a maximum number of shares that may be issued, but the DGCL requires that a Certificate of Incorporation set a limit on the number of authorized shares a corporation may issue. Accordingly, our proposed Certificate of Incorporation sets 50 million as the total number of shares of common stock that we may issue and 5 million as the total number of shares of preferred stock that we may issue. We currently have [XX million] common shares and no preferred shares outstanding. This requirement of stating a number of authorized shares will result in an annual Delaware franchise tax of approximately $200,000, initially. We have selected these numbers to accommodate our Rights Plan (discussed below under “NOL Rights Plan”) and to avoid the need to amend our Certificate of Incorporation if we decide to issue additional shares in the future.

Subject to applicable SEC requirements and the requirements of any exchange upon which our shares may be listed from time to time, our Board will continue to have the authority to issue the authorized classes of stock in such series as the Board may decide. The Board will also continue to have the authority to set the voting powers, economic rights, and other attributes of such classes and series of stock to the fullest extent permitted by law, including the right of the holders thereof to elect one or more directors. Unless specifically required by the DGCL or our Certificate of Incorporation, no stockholder consent will be necessary in connection with such actions unless the stock to be issued would cause the Company to exceed the number of authorized shares of such class of stock. Increases in the maximum number of shares beyond the authorized amounts will require stockholder approval. Our shares of common stock will continue to have no stated par value, no pre-emptive rights, no conversion rights and no cumulative voting rights.

2

The Board will continue to have the power to effect a stock split or reverse stock split for any series or class without the consent of the stockholders unless otherwise required by the DGCL, subject to the available number of authorized shares.

The Board will continue to have the power to obtain additional capital both by the sale of shares of stock for cash or property, subject to the limitations on the number of authorized shares and the listing rules of the NASDAQ Stock Market, and by obtaining loans.

The Board will continue to have the right to determine whether or not to pay a dividend to stockholders and in what amount.

If the Company is dissolved and liquidated, stockholders will receive a distribution of all funds remaining in the Company after payment of all expenses and liabilities of the Company. The distribution will be paid to stockholders pro rata in accordance with their shareholdings. A consolidation or merger of the Company into another entity or a sale or exchange of all of the assets of the Company in consideration for the issuance of equity securities of the other company will not be deemed a liquidation or dissolution of the Company. These provisions are the same as under our Limited Liability Company Operating Agreement.

Stockholders will continue to be treated solely as stockholders in their capacity as such and not as creditors.

Stockholders will continue to have limited liability in accordance with the DGCL.

Stockholder Voting Rights

As is the case under our Limited Liability Company Operating Agreement, the Board will continue to make all decisions on behalf of the Company, and the stockholders will have only the voting rights provided by the DGCL and as set forth in the Certificate of Incorporation and Bylaws.

The stockholders will have the following voting rights under the DGCL, which are the same as their voting rights under the Limited Liability Company Operating Agreement, except as noted below.

Each of the following must be approved by 50% in interest of the total then issued and outstanding shares of stock voting as one class:

•	the right to approve any merger or consolidation of the Company where the Company is not the surviving entity and such merger has received the approval of the Board; and

•	the right to approve the sale or disposition of all or substantially all of the assets of the Company at any one time, or the termination of the Company, where such action has been approved by the Board.

The voting rights of the stockholders will differ from our Limited Liability Company Operating Agreement in that neither our Certificate of Incorporation nor our Bylaws will require a stockholder vote for the adoption of any incentive share plan by which shares of common stock, restricted stock or deferred stock are issued to any officer, director, employee or other person specified in the plan. Our Limited Liability Company Agreement requires shareholder approval for adoption of these plans. However, a stockholder vote will still be required under applicable NASDAQ rules for equity compensation, including options. Approval for equity compensation will require the affirmative vote of more than 50% in interest of the common shares which are present and entitled to vote at a meeting at which a quorum is present, voting as one class, rather than a majority of the total issued and outstanding shares as under the Limited Liability Company Operating Agreement.

3

In addition, stockholders will have the right to vote on the following, which must be approved by a vote of more than 50% in interest of the common shares which are voted at a meeting at which a quorum of common shares is present. A quorum will consist of more than 50% of the then issued and outstanding common shares:

•	the election of directors at the annual meeting; and

•	such other matters as may be brought before the stockholders from time to time.

Under our Limited Liability Company Operating Agreement, the shareholders’ right to vote on a particular matter arises only after such matter is first approved by the Board, except with regard to the removal of a director and the election of a replacement, the amendment of the Limited Liability Company Operating Agreement, and any matter provided for in a share plan or share incentive plan. The Certificate of Incorporation and Bylaws will not contain this requirement. However, the DGCL requires that certain matters first be approved by the Board.

Unlike the Company’s Limited Liability Company Operating Agreement, under the Certificate of Incorporation, the Company’s stockholders will not be able to take action by written consent.

General Powers of Directors

Under the Company’s Limited Liability Company Operating Agreement, the directors have, and upon conversion, they will continue to have the general power to manage the Company and exercise all powers of the Company to the same extent as is typical for all Delaware corporations. The Board will continue to approve matters by a majority of the directors present at a meeting at which a quorum is present and may also approve matters by unanimous written consent.

The Company will continue to be authorized to engage in transactions with directors, officers and affiliates or entities in which they have a financial interest, even if the interested party participates in the meeting at which the transaction is authorized or votes thereon, if (a) all material facts are disclosed to the Board and the matter receives the affirmative vote of a majority of the disinterested directors, (b) the material facts are disclosed to the stockholders and the stockholders approve the transaction by more than 50% in interest of the shares of common stock which are present and entitled to vote at a meeting at which a quorum is present, voting as one class, or (c) the contract or transaction is fair to the Company. Interested directors may be counted in determining the presence of a quorum.

The number of seats constituting the entire board of directors will be at least 5 and no more than 15 with the exact number being determined by the Board from time to time. A majority of the directors must not be employed by the Company or any of its affiliates. Directors hold office until their successors are duly elected and qualified or until their earlier death, resignation or removal. A director is not required to be a stockholder or a resident of the State of Delaware. These provisions are the same as under our Limited Liability Company Operating Agreement.

Under the Certificate of Incorporation, the Board may authorize the holders of any class or series of stock or a person holding such number of shares as the Board may approve, to elect or to nominate for election one or more directors or candidates for director and may hold Board seats available for such directors. The LLC Act and our Limited Liability Company Operating Agreement currently allow our Board to exercise comparable powers.

The Board will continue to be divided into three classes, as nearly equal in numbers as reasonably possible, with each class having a three (3) year term. Consistent with the DGCL for boards with staggered classes, directors will be subject to removal only for cause by stockholders holding in excess of 50% in interest of the total then issued and outstanding shares voting as one class, or in the case of directors subject to nomination or election by specified stockholders or classes of stock, by such holders. Our Limited Liability Company Operating Agreement is silent as to whether removal could be accomplished with or without cause.

Under the proposed Certificate of Incorporation, the Board will be authorized to adopt, amend and repeal Bylaws for the Company. If the conversion is approved, the Board will adopt Bylaws in the form attached as Appendix I to this proxy statement, which are substantially identical to our current bylaws, with variations consistent with this description and the DGCL. The Bylaws may be amended by a majority of the Board. The stockholders will also have the power to amend the Bylaws by a vote of at least 66-2/3 of the voting power of the then outstanding shares of common stock of the Company. Under our Limited Liability Company Operating Agreement our board of directors may adopt, amend or repeal our Bylaws, but our shareholders do not have such a right.

4

Exculpation and Indemnification

To the fullest extent permitted by the DGCL, a director of the Company will not be personally liable to the Company or to its stockholders for monetary damages for any breach of fiduciary duty as a director.

The Company will indemnify, advance expenses, and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any covered person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or other entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by the covered person. In order to be indemnified, a covered person must have acted in good faith and in a manner the covered person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal claim or proceeding, must have had no reasonable cause to believe the covered person’s conduct was unlawful. Except for claims by a covered person for indemnification (following the final disposition of a proceeding) or advancement of expenses not paid in full, the Company will be required to indemnify a covered person in connection with a proceeding commenced by the covered person only if the commencement of the proceeding by the covered person was authorized in the specific case by the board of directors of the Company.

The exculpation and indemnification provisions of the Certificate of Incorporation are somewhat less favorable to the officers and directors and more favorable to the Company than the indemnification and exculpation provisions of the Company’s Limited Liability Company Operating Agreement. The primary differences are that under our Limited Liability Company Operating Agreement (a) the only exception to our obligation to indemnify our officers and directors is in the case of their fraudulent or illegal conduct, (b) advice of counsel is evidence of good faith and lack of fraudulent conduct, and (c) neither the directors nor the stockholders have the right to determine whether an action is indemnifiable.

Dissolution

Unless otherwise required by law, the Company may be dissolved only upon the vote of more than 50% in interest of the shares outstanding voting as a single class. This is consistent with our Limited Liability Company Operating Agreement.

Forum Selection

Under the proposed Certificate of Incorporation, the Delaware Court of Chancery and the federal district court for the District of Delaware will be the sole locations for litigating specified matters relating to Delaware law. Although our Limited Liability Company Operating Agreement is governed by Delaware law, it does not contain a forum selection provision.

Amendments

The Certificate of Incorporation may be amended by the vote of more than 50% of the voting power of the then outstanding shares of common stock of the Company and more than 50% of the outstanding shares of any class entitled to vote on the amendment. A vote of at least 80% of the then outstanding shares of capital stock of the Company will be required to amend the provisions related to stockholder written consents, voting rights of control stockholders and amendment of the Certificate of Incorporation and Bylaws. These amendment provisions are generally consistent with our Limited Liability Company Operating Agreement.

Certain Limitations on Changes in Control, Business Combinations and Voting Rights

The Certificate of Incorporation continues certain limitations in the Company’s Limited Liability Company Operating Agreement designed to inhibit or limit changes in control, ownership or voting control of the Company, sometimes known as “poison pill” provisions. The Certificate of Incorporation adopts these provisions as nearly as permitted by the DGCL.

5

With respect to those provisions of our Limited Liability Company Operating Agreement that govern changes in control and business combinations, we modeled those provisions off of the DGCL as it existed when we were originally formed because the LLC Act had no comparable provision.

In the Certificate of Incorporation, we propose to be governed Section 203 of the DGCL rather than maintain our existing provision. We have done so because Section 203 substantially accomplishes the intent of our existing provision, and while it is clear a corporation may opt out of Section 203, it is not clear that a corporation may replace Section 203 with differing, and more stringent, provisions.

Under Section 203, the Company will not engage in any business combination with an interested stockholder for a period of three (3) years after the time that such stockholder became an interested stockholder unless (a) the Board approved either the business combination or the transaction by which the stockholder became an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, such stockholder owned at least 85% of the Company’s voting stock outstanding at the time the transaction commenced, or (c) at or after the time the stockholder became an interested stockholder the business combination was approved by the Board and by at least two-thirds of the outstanding voting stock not owned by the interested stockholder. An interested stockholder is one who owns 15% or more of the outstanding voting stock of the Company and includes certain affiliates and associates of the Company and of the interested stockholder.

In our Limited Liability Company Operating Agreement the business combination is prohibited for five (5) years rather than three, the threshold for becoming an interested person is 10% rather than 15% and the requisite stockholder vote is 80% in interest of all stockholders voting as a single class rather than the two-thirds vote required by Section 203. These differences make it slightly easier for a business combination to occur. Some observers take the position that making a business combination easier is beneficial to stockholders.

Our Limited Liability Company Operating Agreement also includes a formula whereby a stockholder vote is not necessary if the price paid by the interested party exceeds a complex formula set forth in our Limited Liability Company Operating Agreement. Broadly speaking, the formula is designed to ensure that an interested person pays at least the highest price such person paid to acquire shares prior to proposed business combination. Section 203 of the DGCL does not contain any comparable minimum price provisions.

The DGCL provides that Section 203 does not apply to mergers and consolidations, sales or dispositions of more than 50% of the Company’s assets by market value of the assets or our stock, and tender or exchange offers for 50% or more of our outstanding stock if such transaction was proposed during the period a similar transaction has been announced and is pending. Our Limited Liability Company Operating Agreement has no comparable exception.

Our Limited Liability Company Operating Agreement also imposes limitations on the acquisition of certain levels of voting control. If a third party acquires 20% or more of the voting power of our shares, the excess over 20% has no voting rights unless approved by the shareholders by the affirmative vote of two-thirds in interest of all shareholders excluding votes cast by the acquiring person. The acquiring person must request and pay for the special meeting of the shareholders at which the vote is held. The process is repeated when an acquiring person accumulates one-third or more of the voting power and again when the acquiring person accumulates a majority or more of the voting power. These provisions are continued in the Certificate of Incorporation.

NOL Rights Plan

In order to protect our net operating losses (NOLs) from being inadvertently lost under certain stock transfer provisions of the Internal Revenue Code, we adopted a Tax Benefit Rights Agreement (the “Rights Plan”). Our Limited Liability Company Operating Agreement was not required to, and did not address the Rights Plan. We have, however, provided in the Certificate of Incorporation for the Board to have the power to adopt such restrictions on the transfer and registration of our shares as the Board deems to be in the best interests of our stockholders, to the maximum extent permitted by the DGCL, including with respect to tax matters.

Because the terminology in our Rights Plan conforms to our status as a limited liability company, if the conversion is approved, the Board will adopt a First Amendment to Tax Benefit Rights Agreement to conform our Rights Plan to our status as a corporation. A copy of the First Amendment to Tax Benefit Rights Agreement which the Board will adopt is attached as Appendix II to this proxy statement. We may restate the Tax Benefit Rights Agreement to include the terms of the First Amendment at a later time.

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Other Changes

This summary of differences between the Company after conversion to a Delaware corporation and the provisions of the LLC Act and Limited Liability Company Operating Agreement is intended to address material differences and is not comprehensive. For instance, the discussion above explains that a proposed merger will continue to require the same stockholder approval under the DGCL as it does under our Limited Liability Company Operating Agreement, but does not explain all of the provisions of the applicable sections of the DGCL which are different than or in addition to those applicable to our Limited Liability Company Agreement. This discussion is qualified in its entirety by the text of the Limited Liability Company Operating Agreement, the proposed Certificate of Incorporation and Bylaws, and the LLC Act and DGCL. In addition, this discussion does not include those provisions in the Limited Liability Company Operating Agreement related to capital accounts, tax allocations and other matters which were already of no significance because the Company is taxed as a corporation, rather than as a “pass-through” entity for tax purposes as described above. None of these “pass-through” tax provisions will be carried over into the new Certificate of Incorporation and Bylaws.

Conclusion and Recommendation; Vote Required

The Board is submitting and recommending to our shareholders the approval of the conversion of the Company from a Delaware limited liability company to a Delaware corporation and any adjournment of the special meeting from time to time, if necessary, as determined by the Company, to solicit additional proxies in favor of the conversion. Approval of the conversion requires the affirmative vote of the holders of a majority in interest of all of our common shares outstanding. Abstentions and broker non-votes will have the same effect as a vote against the proposal in the determination of whether the proposal has received the vote of a majority of the common shares outstanding. The Board believes that the proposal to convert the Company to a Delaware corporation is in the best interest of the Company and the best interest of our shareholders, and has unanimously approved the conversion. The proposal to adjourn the special meeting requires the approval of a majority of the common shares present or represented by proxy and voted at a meeting at which a quorum is present. Abstentions will have the same effect as a vote against the proposal to adjourn the special meeting. Broker non-votes will have no effect on the determination of whether the proposal to adjourn the special meeting has received the vote of the common shares present or represented by proxy and voting at the meeting. The Board believes that the proposal to adjourn the meeting if necessary is in the best interest of the Company and the best interest of our shareholders, and has unanimously approved the proposal to adjourn.

If the proposal to convert is approved, the Company will work to consummate the conversion on or before December 31, 2018, and will adopt, file and thereafter be governed by the proposed Certificate of Incorporation and Bylaws attached hereto in Appendix I on the date of the conversion. The Company will also then adopt the proposed First Amendment to Tax Benefit Rights Agreement. Notwithstanding the foregoing, if the proposal is approved, the Board may postpone or even terminate the proposed conversion, if the Board determines that consummation of the conversion as described above is not in the best interest of our shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE CONVERSION OF THE COMPANY FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION WHICH WILL THEREAFTER BE GOVERNED BY THE CERTIFICATE OF INCORPORATION AND BYLAWS ATTACHED HERETO IN APPENDIX I AND

THE BOARD ALSO UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING FROM TIME TO TIME, IF NECESSARY, AS DETERMINED BY THE COMPANY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL TO CONVERT THE COMPANY FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION;

If you would like additional information concerning the proposal described above, please call one of our service representatives at Broadridge Investor Communications Solutions, Inc. at 1-833-786-5512, Monday through Friday between 9:30 a.m. and 9:00 p.m. (Eastern Time).

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OTHER MATTERS

In General

The Board does not intend to bring other matters before the special meeting except items incidental to the conduct of the meeting.

Name Change

In connection with the adoption of the Certificate of Incorporation if the proposal is approved, the Company will change its name from MMA Capital Management, LLC to MMA Capital Holdings, Inc. No shareholder vote is required for the name change, but the name change is shown in the Certificate of Incorporation attached hereto in Appendix I, which will be adopted if the shareholders approve the conversion.

If the proposal is not approved, the Company will change its name from MMA Capital Management, LLC to MMA Capital Holdings, LLC. No shareholder vote is required for this name change.

Security Ownership of Certain Beneficial Owners and Management

The following table contains information about the number of our common shares that were beneficially owned on August 22, 2018, by each of our five percent holders, plus our directors, our named executive officers and our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)		Percent of Class (2)

Five Percent Shareholder:

Jeffrey Halis	405,401	(3)	6.6%
Halis Family Foundation
Tyndall Partners, LP
599 Lexington Ave, Suite 4100
New York, New York 10022

Rockshelter Capital Management, LLC	304,712	(4)	5.0%
601 Technology Drive, Suite 320
Canonsburg, Pennsylvania 15317

Directors and Executive Officers: (1)

Non-Executive Directors:
Frederick W. Puddester	46,043	(5)	*
Francis X. Gallagher, Jr.	33,566	(5)	*
Lisa Kay	21,044	(5)	*
J.P. Grant, III	15,412	(5)	*
Steven S. Bloom	13,772	(5)	*
J. Christopher Hunt	255,715	(6)	4.2%

Executive Officers:
Michael L. Falcone	396,134	(7)	6.5%
Gary A. Mentesana	330,290	(7)	5.4%
David C. Bjarnason	4,550		*

All Directors and Executive Officers:	1,116,526		18.3%

*	Represents less than 1.0% of the total number of common shares outstanding.

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(1)	An address for each Director and Executive Officer listed is c/o MMA Capital Management, LLC, 3600 O’Donnell Street, Suite 600, Baltimore, MD 21224
(2)	Amount of Beneficial Ownership and Percent of Class are based upon total amount of outstanding options and shares which could have been acquired as of August 22, or within 60 days thereafter, pursuant to the exercise of vested stock options and/or the vesting of deferred/restricted shares.
(3)	Based on a Form SC 13G filed by Jeffrey Halis on February 14, 2018 on behalf of the Halis Family Foundation and Tyndall Partners, LP. As trustee, Mr. Halis has the sole voting power over the 332,849 shares held by the Foundation. In addition, Mr. Halis has sole voting control over Tyndall Partners, LP resulting in ownership of 72,552 shares in an individual capacity.
(4)	Based on a Form SC 13G filed by the Rockshelter Asset Management on February 13, 2017.
(5)	Amount includes deferred shares in lieu of fees for director services. As of August 22, 2018, the number of deferred shares held by each director (in parenthesis) was: Puddester (46.043), Gallagher (32,050), Grant (10,154), Bloom (6,280) and Kay (3.779).
(6)	Hunt FS Holdings I, LLLC (“Hunt LLC”), an indirect subsidiary of Hunt Companies, Inc. (“Hunt”), owns 250,000 shares of the Company. Hunt is owned and controlled by members of the Hunt family and trusts for the benefit of the Hunt family. Mr. Hunt may be deemed to share voting and investment power with respect to the shares of common stock owned directly by Hunt LLC by virtue of being a member of the board of directors of Hunt and the Chief Executive Officer, President and Chief Investment Officer of Hunt. Mr. Hunt disclaims beneficial ownership of the securities described in this footnote, except to the extent of his pecuniary interest therein.
(7)	Amount of Beneficial Ownership includes vested stock options that may not be exercisable without triggering certain provisions of the Tax Benefit Rights Agreement (“Rights Plan”) adopted by the Company in 2015 as their exercise would potentially result in Messrs. Falcone and Mentesana owning greater than 4.9% of our common shares. In advance of their exercise of options the Board of Directors classified each of Messrs. Falcone and Mentesana as an exempted person in order to avoid a trigger event and the potential dilution of his ownership interest under the Rights Plan. For purposes of the Rights Plan adopted by the Company in 2015, Mr. Falcone owns 4.0% of our shares and Mr. Mentesana owns 3.2% as of the measurement date.

Shareholders Sharing the Same Address

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

A number of brokers with account holders who beneficially own our common shares will be “householding” our proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Shareholders may revoke their consent at any time by contacting Investor Relations Department, MMA Capital Management, LLC, 3600 O’Donnell Street, Suite 600, Baltimore, Maryland 21224.

Upon written or oral request, MMA Capital Management, LLC will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials, you may write or call MMA Capital Management, LLC’s Investor Relations Department at MMA Capital Management, LLC, 3600 O’Donnell Street, Suite 600 St, Baltimore, Maryland 21224, (855) 650-6932 prior to November [__], 2018.

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Any shareholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, can contact their bank, broker or other holder of record to request information about householding.

NASDAQ Listing

Our shares will continue to be traded on the NASDAQ Capital Market whether the proposal to convert to a corporation is approved or not.

Dated : September __, 2018

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APPENDIX I

MMA CAPITAL HOLDINGS, INC.

CERTIFICATE OF INCORPORATION AND BYLAWS

(See Attached)

Appendix I-1

CERTIFICATE OF INCORPORATION

OF

MMA CAPITAL HOLDINGS, INC.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

1.       Name of Corporation. The name of the corporation is MMA Capital Holdings, Inc. (the “Corporation”).

2.       Registered Office; Registered Agent. The address of the registered office of the Corporation in the State of Delaware is CT Corporation System, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the registered agent of the Corporation at such address is CT Corporation System.

3.       Purposes. The purposes of the Corporation are (a) to invest in or engage in activities related to investment in bonds and in real estate, including but not limited to loan servicing and loan origination, and to generate returns from such investments; this may include investing in entities which invest in bonds and in real estate assets; provided, however, that the investment criteria shall be established by the board of directors from time to time in its sole discretion subject to the requirement that such criteria be consistent with the purposes of the Corporation; (b) to engage in any other activities relating to, and compatible with, the purposes set forth above; (c) to acquire, own and dispose of general and limited partnership interests, membership interests, and stock or other equity interests in any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, business trust, cooperative, or association (including those affiliated or unaffiliated with the Corporation), and to exercise all rights and powers granted to the owner of any such interests; and (d) to invest in any type of investment and to engage in any other lawful act or activity for which corporations may be organized under the DGCL, and by such statement all lawful acts and activities shall be within the purposes of the Corporation.

4.       Authorized Shares. The total number of shares of common stock which the Corporation is authorized to issue is Fifty Million (50,000,000) shares, at no par value, and the total number of shares of preferred stock which the Corporation is authorized to issues is Five Million (5,000,000) shares, no par value. The holders of common stock shall have no preemptive rights to subscribe for any shares of any class or series of stock of the Corporation whether now or hereafter authorized.

5.       Blank-Check Preferred Stock. The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, including the right to elect one or more directors, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Appendix I-2

6.       Incorporator. The name and mailing address of the incorporator of the Corporation are:

Name:	Mailing Address:

Stephen A. Goldberg	218 N. Charles Street, Suite 400
Baltimore, Maryland 21201

7.       Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined solely by the resolution of the board of directors in its sole and absolute discretion.

8.       Written Consent Prohibition. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.

9.       Number; Class; and Term of Directors.

(a)       Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the board of directors. Subject to the rights of the holders of one or more series of preferred stock then outstanding as provided for or fixed pursuant to the provisions of Section 5, the total number of directors constituting the entire board of directors of the Corporation shall not be less than five nor more than 15, with the then-authorized number of directors fixed from time to time by the board of directors.

(b)       Election of Directors. Unless and except to the extent that the by-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot. A nominee for director shall be elected to the board of directors if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.

(c)       Classes of Directors. Other than those directors, if any, elected by the holders of any series of preferred stock established pursuant to Section 5, the board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned by the board of directors, to be as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

Appendix I-3

(d)       Removal. Except for such additional directors, if any, as may be elected by the holders of any series of preferred stock as provided for or fixed pursuant to the provisions of Section 5 hereof, any director or the entire board of directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the Corporation entitled to vote in any annual election of directors or class of directors, voting together as a single class.

(e)       Vacancies. Subject to the rights of the holders of one or more series of preferred stock then outstanding as provided for or fixed pursuant to the provisions of Section 5, vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be filled solely by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

(f)       Appointment Rights. In addition to authorizing the holders of any series of preferred stock to elect a director, the Company may, by contract, authorize any person holding such number of shares as the board of directors may specify to nominate one or more candidates for director, and may agree to maintain one or more board of director seats for such nominee or nominees.

10.     Exculpation. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Section 10 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

11.     Indemnification. The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the board of directors of the Corporation. Any amendment, repeal or modification of this Section 11 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

Appendix I-4

12.     Voting Rights of Control Stock.

(a)       Definitions. For purposes of this Section 12, the following definitions shall apply:

“Acquiring Person” means a person who makes or proposes to make a Control Stock Acquisition, or such Person’s Affiliate or Associate.

“Affiliate” means, with respect to any Person, any Relative of such Person, any trust for the benefit of such Person or such Person’s Relative, any beneficiary of such a trust and any other Person that directly, or indirectly through one or more intermediaries, controls (including without limitation all officers and directors of such Person), is controlled by, or is under common control with, such Person or a Relative of such Person. The term “control” (or any form thereof), as used in the preceding sentence, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Associate” when used to indicate a relationship with any Person means:

(i)        (A) Any Entity (other than the Corporation or a subsidiary of the Corporation) of which such Person is an officer, director or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of such Entity;

    (B)       Any trust or other estate in which such Person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

    (C)       Any Relative of such Person, or any Relative of a spouse of such Person, who has the same home as such Person or who is a Director or officer of the Company or a manager, director or officer of any of its Affiliates; or

(ii)       A Person that:

    (A)       Directly or indirectly controls, or is controlled by, or is under common control with, the Person specified; or

    (B)       Is acting or intends to act jointly or in concert with the Person specified.

Appendix I-5

“Control Stock” means that stock in the Corporation that, except for this Section 12, would, if aggregated with all other stock in the Corporation (including stock in the Corporation the acquisition of which is excluded from the definition “Control Stock Acquisition” below) owned by a Person or in respect of which that Person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that Person, directly or indirectly, to exercise or direct the exercise of the voting power of any class or series of stock in the Corporation within any of the following ranges of voting power:

(i)       One-fifth or more, but less than one-third of all voting power;

(ii)       One-third or more, but less than a majority of all voting power; or

(iii)       A majority or more of all voting power.

Control Stock includes stock in the Corporation only to the extent that the Acquiring Person, following the acquisition of the stock in the Corporation, is entitled, directly or indirectly, to exercise or direct the exercise of voting power within any level of voting power set forth in this section for which approval has not been obtained previously under Section 12(b).

“Control Stock Acquisition” means the acquisition, directly or indirectly, by any Person (other than (A) the Corporation or (B) any subsidiary of the Corporation), of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding Control Stock. Control Stock Acquisition does not include the acquisition of Control Stock:

(i)       Under the laws of descent and distribution;

(ii)       Under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Section 12; or

(iii)       Under a merger, consolidation or exchange of interests if the Corporation is a party to the merger, consolidation or exchange of interests.

Unless the acquisition entitles any Person, directly or indirectly, to exercise or direct the exercise of voting power of stock in the Corporation in excess of the range of voting power previously authorized or attained under an acquisition that is exempt under items (i), (ii) or (iii) of this definition, “Control Stock Acquisition” does not include the acquisition of stock in the Corporation in good faith and not for the purpose of circumventing this Section 12, by or from any Person whose voting rights have previously been authorized by the stockholders in compliance with this Section 12 or any Person whose previous acquisition of stock in the Corporation would have constituted a Control Stock Acquisition but for the exclusions in items (i) through (iii) of this definition.

Appendix I-6

“Entity” means any general partnership, limited partnership, corporation, joint venture, trust, limited liability company, limited liability partnership, business trust, cooperative, or association. An Entity may or may not be an Affiliate of the Corporation.

“Interested Stock” means stock in the Corporation in respect of which an Acquiring Person is entitled to exercise or direct the exercise of the voting power of stock in the Corporation in the election of directors or otherwise.

“Person” means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such Person where the context so admits.

“Relative” means, with respect to any Person, any parent, spouse, brother, sister, or natural or adopted lineal descendant or spouse of such descendant of such Person.

(b)       Voting Rights.

(i)       Control Stock acquired in a Control Stock Acquisition have no voting rights except to the extent approved by the stockholders at a meeting held pursuant to Section 12(d) by the affirmative vote of at least 66-2/3% of the voting power of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, excluding any votes cast with respect to Control Stock.

(ii)       For purposes of this Section 12(b):

    (A)       Stock in the Corporation acquired within 180 days or stock in the Corporation acquired under a plan to make a Control Stock Acquisition are considered to have been acquired in the same acquisition; and

    (B)       A Person may not be deemed to be entitled to exercise or direct the exercise of voting power with respect to stock in the Corporation held for the benefit of others if the Person:

(1)       Is acting in the ordinary course of business, in good faith and not for the purpose of circumventing the provisions of this Section of the Agreement; and

(2)       Is not entitled to exercise or to direct the exercise of the voting power of the stock in the Corporation unless the Person first seeks to obtain the instruction of another person.

Appendix I-7

(c)       Acquiring Person Statement. Any Person who proposes to make or who has made a Control Stock Acquisition may deliver an Acquiring Person statement to the Corporation at the Corporation’s principal office. The Acquiring Person statement shall set forth all of the following:

(i)       The identity of the Acquiring Person and each other member of any group of which the Person is a part for purposes of determining Control Stock;

(ii)       A statement that the Acquiring Person statement is given under this Section 12;

(iii)       The number of shares of stock in the Corporation owned (directly or indirectly) by the Acquiring Person and each other member of any group;

(iv)       The applicable range of voting power as set forth in the definition of “Control Stock”; and

(v)       If the Control Stock Acquisition has not occurred:

    (A)       A description in reasonable detail of the terms of the proposed Control Stock Acquisition; and

    (B)       Representations of the Acquiring Person, together with a statement in reasonable detail of the facts on which they are based, that:

(1)       The proposed Control Stock Acquisition, if consummated, will not be contrary to law; and

(2)       The Acquiring Person has the financial capacity, through financing to be provided by the Acquiring Person, and any additional specified sources of financing required under Section 12(e), to make the proposed Control Stock Acquisition.

(d)       Special Meeting.

(i)       Except as provided in Section 12(e), if the Acquiring Person requests, at the time of delivery of an Acquiring Person statement, and gives a written undertaking to pay the Corporation’s expenses of, a special meeting, except the expenses of opposing approval of the voting rights, within ten days after the day on which the Corporation receives both the request and undertaking, the board of directors of the Corporation shall call a special meeting of the stockholders, for the purpose of considering the voting rights to be accorded the stock in the Corporation acquired or to be acquired in the Control Stock Acquisition.

(ii)       The board of directors may require the Acquiring Person to give bond, with sufficient surety, to reasonably assure the Corporation that this undertaking will be satisfied.

Appendix I-8

(iii)       Unless the Acquiring Person agrees in writing to another date, the special meeting of stockholders shall be held within 50 days after the day on which the Corporation has received both the request and the undertaking.

(iv)       If the Acquiring Person makes a request in writing at the time of delivery of the Acquiring Person statement, the special meeting may not be held sooner than 30 days after the day on which the Corporation receives the Acquiring Person statement.

(v)       If no request is made under subsection (i) of this Section 12(d), the issue of the voting rights to be accorded the stock in the Corporation acquired in the Control Stock Acquisition may, at the option of the Corporation, be presented for consideration at any meeting of the stockholders. If no request is made under subsection (i) of this Section 12(d) and the Corporation proposes to present the issue of the voting rights to be accorded the stock in the Corporation acquired in a Control Stock Acquisition for consideration at any meeting of the stockholders, the Corporation shall provide the Acquiring Person with written notice of the proposal not less than 20 days before the date on which notice of the meeting is given.

(e)        Calls.

(i)       A call of a special meeting of stockholders is not required to be made under Section 12(d) unless, at the time of delivery of an Acquiring Person statement under Section 12(c), the Acquiring Person has:

    (A)       Entered into a definitive financing agreement or agreements with one or more responsible financial institutions or other entities that have the necessary financial capacity, providing for any amount of financing of the Control Stock Acquisition not to be provided by the Acquiring Person; and

    (B)       Delivered a copy of the agreements to the Corporation.

(f)       Notice of Meeting.

(i)       If a special meeting of the stockholders is requested, notice of the special meeting shall be given as promptly as reasonably practicable by the Corporation to all stockholders of record as of the record date set for the meeting, whether or not the stockholder is entitled to vote at the meeting.

(ii)       Notice of the special or annual meeting at which the voting rights are to be considered shall include or be accompanied by the following:

    (A)       A copy of the Acquiring Person statement delivered to the Corporation under Section 12(c); and

Appendix I-9

    (B)       A statement by the board of directors setting forth its position or recommendation, or stating that it is taking no position or making no recommendation, with respect to the issue of voting rights to be accorded the Control Stock.

(g)       Redemption Rights.

(i)       If an Acquiring Person statement has been delivered on or before the 10th day after the Control Stock Acquisition, the Corporation may, at its option, redeem any or all Control Stock, except Control Stock for which voting rights have been previously approved under Section 12(b), at any time during a 60-day period commencing on the day of a meeting at which voting rights are considered under Section 12(d) and are not approved.

(ii)       In addition to the redemption rights authorized under subsection (i) of this Section 12(g), if an Acquiring Person statement has not been delivered on or before the 10th day after the Control Stock Acquisition, the Corporation may, at its option, redeem any or all Control Stock, except Control Stock for which voting rights have been previously approved under Section 12(b), at any time during a period commencing on the 11th day after the Control Stock Acquisition and ending 60 days after the acquiring person statement has been delivered.

(iii)       Any redemption of Control Stock under this Section shall be at the fair value of the stock in the Corporation. For purposes of this section, “fair value” shall be determined:

    (A)       As of the date of the last acquisition of Control Stock by the Acquiring Person in a Control Stock Acquisition or, if a meeting is held under Section 12(d), as of the date of the meeting; and

    (B)       Without regard to the absence of voting rights for the Control Stock.

13.       Amendments to the Certificate of Incorporation. The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation or the By-laws, from time to time, to amend, alter or repeal any provision of the Certificate of Incorporation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right. Notwithstanding any other provision of this Certificate of Incorporation or the By-laws of the Corporation and in addition to any affirmative vote of the holders of any particular class of stock of the Corporation required by applicable law, this Certificate of Incorporation or the By-laws of the Corporation, the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal, or adopt any provisions inconsistent with Sections 8, 12 or 14 of this Certificate of Incorporation and this Section 13.

Appendix I-10

14.       By-Law Amendments. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly empowered to adopt, amend or repeal By-laws of the Corporation. Any adoption, amendment or repeal of the By-laws of the Corporation by the board of directors shall require the approval of a majority of the entire board of directors. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation or by the rights of the holders of one or more series of preferred stock then outstanding as provided for or fixed pursuant to the provisions of Section 5, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the By-laws of the Corporation.

15.       Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation or the By-laws of the Corporation, or (iv) any action asserting a claim governed by the internal affairs doctrine; in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Section 15 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 15 (an “Enforcement Action”), and (y) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 15.

16.       The board of directors is hereby authorized to adopt from time to time a rights plan and other similar restrictions on transfer and registration of shares of the Corporation’s stock as the board of directors deems to be in the best interests of the Corporation’s stockholders, to the maximum extent permitted by the DGCL, including, without limitation the Corporation’s Section 382 stockholders rights plan adopted May 5, 2015, as amended, and any other plan intended to protect stockholder value by protecting against a possible limitation on the Corporation’s ability to use its net operating loss carryforwards and certain other tax benefits to reduce potential U.S. federal income tax obligations.

Appendix I-11

I, the undersigned, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this _____ day of _________________, 2018.

Incorporator:

Stephen A. Goldberg

Appendix I-12

BY-LAWS

OF

MMA CAPITAL HOLDINGS, INC.

Article I

OFFICES

Section 1.01 Offices. The address of the registered office of MMA Capital Holdings, Inc. (hereinafter called the “Corporation”) in the State of Delaware shall be at CT Corporation System, 1209 Orange Street, Delaware 19801. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

Section 1.02 Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Article II

MEETINGS OF THE STOCKHOLDERS

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the Board of Directors and may not be called by any other person or persons. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Appendix I-13

Section 2.05 Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Appendix I-14

Section 2.07 Quorum. Unless otherwise required by law, the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chairman of the Board, or in his or her absence or inability to act, the Chief Executive Officer, or, in his or her absence or inability to act, the person whom the Chairman of the Board shall appoint, shall act as chairman of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint Secretary of the meeting, shall act as Secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

Section 2.09 Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation, the election of Directors shall be by written ballot and a nominee for Director shall be elected to the Board of Directors if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the number of nominees for Director exceeds the number of Directors to be elected, Directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect Directors and entitled to vote on such election of Directors. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Appendix I-15

Section 2.10 Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

Section 2.11 Written Consent of Stockholders Without a Meeting. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting.

Section 2.12 Fixing the Record Date.

(a)       In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

Appendix I-16

(b)       In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.13 Stockholder Proposals. For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, as permitted or required by applicable law, including any proposal relating to the nomination of a person to be elected to the Board of Directors of the Corporation, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal business offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they may appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

Appendix I-17

Article III

BOARD OF DIRECTORS

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02 Number; Term of Office. Subject to the rights of the holders of one or more series of preferred stock then outstanding, the total number of Directors constituting the entire Board of Directors of the Corporation shall not be less than five nor more than 15, with the then-authorized number of Directors fixed from time to time by the Board of Directors. At least a majority of the Directors in office at any point in time must be individuals who are not employed by the Corporation or by any affiliate of the Corporation. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

Section 3.03 Newly Created Directorships and Vacancies. Subject to the rights of the holders of one or more series of preferred stock then outstanding any newly created directorships resulting from an increase in the authorized number of Directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

Section 3.05 Removal. Except for such additional Directors, if any, as may be elected by the holders of any series of preferred stock, any Director or the entire Board of Directors may be removed from office only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the Corporation entitled to vote in any annual election of Directors or class of directors, voting together as a single class.

Section 3.06 Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.

Section 3.07 Regular Meetings. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given; provided, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed, given by telephone, hand delivered or sent by email or facsimile promptly, to each Director who shall not have been present at the meeting at which such action was taken. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

Appendix I-18

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chairman of the Board or the Chief Executive Officer on at least 24 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors.

Section 3.09 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11 Notices. Subject to Section 3.08, Section 3.10 and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each meeting of the Board of Directors, the Chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The Secretary shall act as Secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as Secretary of the meeting.

Appendix I-19

Section 3.14 Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action by Majority Vote. Except as otherwise expressly required by these by-laws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.17 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.

Appendix I-20

Article IV

OFFICERS

Section 4.01 Positions and Election. The officers of the Corporation shall be elected by the Board of Directors and shall include a Chief Executive Officer, President, a Chief Financial Officer and a Secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more Vice chairmen (who must be directors) and one or more Vice Presidents, Assistant Chief Financial Officers, assistant secretaries and other officers. Any two or more offices may be held by the same person.

Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03 The Chairman of the Board. The Chairman of the Board shall preside at all meeting of the stockholders and of the Board of Directors at which he or she is present. The Chairman of the Board (a) shall perform all of the duties usually incident to such office, subject to the direction of the Board of Directors and (b) shall perform such other duties as may from time to time be assigned by the Board of Directors to the Chairman of the Board.

Section 4.04 The Chief Executive Officer. The Chief Executive Officer shall have general supervision over the business of the Corporation and other duties incident to the office of Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.05 The President. The President shall have such powers and perform such duties as may be assigned to him or her from time to time by the Chairman of the Board of Directors or the Chief Executive Officer. In the absence of a Chief Executive Officer, the President shall have general supervision over the business of the Corporation and other duties incident to the office of Chief Executive Officer or President, and any other duties as may be from time to time assigned to the Chief Executive Officer or President by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.06 Vice Presidents. Each Vice President shall have such powers and perform such duties as may be assigned to him or her from time to time by the Chairman of the Board of Directors or the Chief Executive Officer.

Section 4.07 The Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Appendix I-21

Section 4.08 Chief Financial Officer. The Chief Financial Officer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation.

Section 4.09 Additional Officers; Duties of Officers May Be Delegated. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause

Article V

STOCK CERTIFICATES AND THEIR TRANSFER

Section 5.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the Chairman, any Vice Chairman, the Chief Executive Officer, the President or any Vice President, and by the Secretary, any Assistant Secretary, the Chief Financial Officer or any Assistant Chief Financial Officer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Appendix I-22

Section 5.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the Chief Executive Officer, the President or any Vice President or the Chief Financial Officer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

Article VI

GENERAL PROVISIONS

Section 6.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 6.02 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.04 Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

Appendix I-23

Section 6.05 Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Article VII

AMENDMENTS

These by-laws may be amended, altered, changed, adopted and repealed or new by-laws adopted by the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation or by the rights of the holders of one or more series of preferred stock then outstanding, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

Appendix I-24

APPENDIX II

MMA CAPITAL HOLDINGS, INC.

FIRST AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT

(See Attached)

FIRST AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO TAX BENEFIT RIGHTS AGREEMENT (this “First Amendment”) is made as of the ____ day ______________, 2018, by and between MMA CAPITAL HOLDINGS, INC., a Delaware corporation (f/k/a MMA Capital Management, LLC, a Delaware limited liability company) (the “Company”) and BROADRIDGE CORPORATE ISSUERS SOLUTIONS, INC. (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefit Rights Agreement dated as of May 5, 2015 (the “Agreement”) adopted by the Company for the purpose of protecting its net operating losses (“NOLs”); and

WHEREAS, the Company has converted from a limited liability company to a corporation and desires to make certain amendments to the Agreement in order to reflect the conversion.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby as follows:

1.       Definitions. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

2.       Specific Amendments.

 (a)       All references in the Agreement to MMA Capital Management, LLC or to the Company shall hereinafter be deemed to refer to MMA Capital Holdings, Inc., a Delaware corporation, and the definition of “Company” shall be deemed amended to be MMA Capital Holdings, Inc., a Delaware corporation.

 (b)       The first two sentences of Section 11(a)(iii) of the Agreement are hereby amended and restated in their entirety to read as follows:

“In the event that the number of shares of Common Stock, which are authorized by the Company’s Certificate of Incorporation and available for issuance upon exercise of Rights, is not sufficient to permit the exercise in full of the Rights in accordance with this Agreement, the Board of Directors shall seek stockholder approval for the authorization of additional shares of Common Stock to provide for the exercise in full of the Rights. The Company shall have the right to extend the Distribution Date by up to ninety (90) days to allow the Board of Directors to suspend the exercisability of the Rights for a period of up to ninety (90) days in order to seek such stockholder approval.”

 (c)       All references to “MMA Capital Management, LLC” in the Exhibits to the Agreement are hereby amended to say “MMA Capital Holdings, Inc.” and all references to the Company as a “Maryland limited liability company” are amended to describe the Company as a “Delaware corporation”.

3.       No Other Changes; Continuing Validity. The Agreement remains in full force and effect in accordance with its terms as amended by this First Amendment.

(Signatures appear on following page)

IN WITNESS WHEREOF, the proper officers of the Company and the Rights Agent have duly executed this First Amendment effective as of the date and year first above written.

ATTEST:	MMA CAPITAL HOLDINGS, INC.

By:		By:
Name:			Michael L. Falcone
	Assistant Secretary		Chief Executive Officer

ATTEST:	BROADRIDGE CORPORATE ISSUER
SOLUTIONS, INC.

By:	By:
Name:	Name:
Title:	Title:

MMA
Capital Management

MMA CAPITAL MANAGEMENT LLC
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50980-S75937

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MMA CAPITAL MANAGEMENT LLC

The Board of Directors recommends you vote FOR the following proposal:

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

MMA
Capital Management

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E50981-S75937

MMA CAPITAL MANAGEMENT LLC
Special Meeting of Shareholders
[TBD], 2018 1:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) J. Brooks Martin and Stephen Goldberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of MMA CAPITAL MANAGEMENT LLC that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 1:00 PM, EDT on [TBD], 2018, at the offices of Gallagher Evelius & Jones LLP, 218 N. Charles Street, Suite 400, Baltimore, MD 21201, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side